Exhibit 10.30

AMENDMENT NO. 6

THIS AMENDMENT NO. 6 (this “Amendment”) dated as of July 31, 2003 is entered into among JWPR CORPORATION (“JWPR”), as Seller and Servicer, FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and BANK ONE, NA (MAIN OFFICE CHICAGO) (“Bank One”), as Financial Institution and as Agent (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.

PRELIMINARY STATEMENTS

Reference is made to that certain Receivables Purchase Agreement dated as of March 2, 2001 among JWPR, Falcon, the Agent and the Financial Institutions from time to time party thereto (as the same may be amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”). The parties hereto have agreed to amend the Receivables Purchase Agreement upon the terms and conditions set forth herein.

SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto agree that Exhibit I of the Receivables Purchase Agreement is amended to delete in its entirety the definition therein of “Facility Termination Date” and to substitute therefor the following new definition:

“Facility Termination Date” means the earlier of (i) August 29, 2003 and (ii) the Amortization Date.

SECTION 2. Representations and Warranties.

(a) JWPR represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b) JWPR represents and warrants that on the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the Purchaser Interests of the Purchasers do not exceed in the aggregate 100%.

SECTION 3. Conditions Precedent. This Amendment shall become effective on and as of the date hereof (the “Effective Date”) upon receipt by the Agent or its counsel of counterpart signature pages of this Amendment, executed by each of the parties hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other

Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended or modified above, the terms and conditions of the Receivables Purchase Agreement, all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Reaffirmation of Performance Undertaking. JohnsonDiversey, Inc., by execution hereof, hereby reaffirms all of its obligations under the Performance Undertaking, dated as of March 2, 2001 made by JohnsonDiversey, Inc. (formerly known as S.C. Johnson Commercial Markets, Inc.) in favor of JWPR (the “Performance Undertaking”), (ii) acknowledges that the Agent, as a party to the Receivables Purchase Agreement, enjoys the benefits of the Performance Undertaking, and (iii) acknowledges and agrees that the Performance Undertaking remains in full force and effect (including, without limitation, after giving effect to this Amendment).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9. Fees and Expenses. JWPR, as Seller, hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent or the Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent or the Purchasers with respect thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

JWPR CORPORATION

By:	/s/ FRANCISCO SANCHEZ
Name:	Francisco Sanchez
Title:	Vice President

FALCON ASSET SECURITIZATION CORPORATION

By:	/s/ RONALD ATKINS
Name:	Ronald Atkins
Title:	Authorized Signer

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent

By:	/s/ RONALD ATKINS
Name:	Ronald Atkins
Title:	Director, Capital Markets

ACKNOWLEDGED AND AGREED:

JOHNSONDIVERSEY, INC. (formerly known as S.C. JOHNSON COMMERCIAL MARKETS, INC.)

By:	/s/ FRANCISCO SANCHEZ
Name:	Francisco Sanchez
Title:	Vice President and Corporate Treasurer

Signature Page to Amendment No. 5